                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM 8-K

              Current report pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 1997


                             IQ SOFTWARE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Georgia                           0-20085                       58-1614492
--------------------------------------------------------------------------------
(State or Other              (Commission File Number)             (IRS Employer
Jurisdiction of                                                   Identification
Incorporation)                                                        Number)


         3295 River Exchange Driver, Suite 550, Norcross, Georgia 30092
--------------------------------------------------------------------------------
                    (Address of Principal Executive Officers)


Registrant's Telephone Number, including area code: (770) 446-8880

ITEM 5 - OTHER EVENTS.

         On October 23, 1997, the Corporation was served with a Complaint in the matter of Harvey Altman v. IQ Software Corporation, Charles R. Chitty, David A. Cormack and Jay S. Chaudhry. The action was filed in United States District Court for the Northern District of Georgia, Atlanta Division by Harvey Altman, individually, and on behalf of purchasers of the Company's common stock between May 8, 1996 and February 3, 1997. The action alleges violations of Section 10(b) and 20(a) of the Securities Exchange Act of 1934, arising from the Company's failure to disclose the risks and liabilities assumed by the Company in connection with the transition of its sales force from an inside telesales model to an outside field-based model. The Company denies the allegations and will vigorously defend against the action.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IQ SOFTWARE CORPORATION



November 4, 1997                    By:   /s/ Charles R. Chitty
                                       -----------------------------------------
                                          Charles R. Chitty
                                          Chairman






                                        2